UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 17, 2021 (June 15, 2021)

ARLINGTON ASSET INVESTMENT CORP.

(Exact name of Registrant as specified in its charter)

Virginia	54-1873198	001-34374
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)	(Commission File Number)

6862 Elm Street, Suite 320

McLean, VA 22101

(Address of principal executive offices) (Zip code)

(703) 373-0200

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	AI	NYSE
7.00% Series B Cumulative Perpetual Redeemable Preferred Stock	AI PrB	NYSE
8.250% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	AI PrC	NYSE
6.625% Senior Notes due 2023	AIW	NYSE
6.75% Senior Notes due 2025	AIC	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Arlington Asset Investment Corp. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”) on June 15, 2021.  At the Annual Meeting, the Company’s 2021 Long-Term Incentive Plan (the “Plan”) was approved by the shareholders.

A summary of the Plan is included in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2021 (the “Proxy Statement”) under the caption “Proposal No. 2 — Ratification of 2021 Long-Term Incentive Plan.”  Such summary is incorporated by reference into this Item 5.02 and is qualified in its entirety by reference to the full text of the Plan, which was filed as Annex A to the Proxy Statement and is incorporated by reference into this Item 5.02.  Forms of award agreements governing grants issuable under the Plan are attached hereto as Exhibits 10.2, 10.3, and 10.4.

Item 5.07.Submission of Matters to a Vote of Security Holders.

The disclosure in Item 5.02 above is hereby incorporated by reference into this Item 5.07.

At the Annual Meeting, the shareholders voted on (i) the election of Daniel E. Berce, David W. Faeder, Melinda H. McClure, Ralph S. Michael, III, Anthony P. Nader, III and J. Rock Tonkel, Jr. to the Company’s Board of Directors for one-year terms expiring at the Company’s 2022 annual meeting of shareholders, (ii) a proposal to ratify the approval of the Plan, (iii) a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2021, and (iv) a proposal to approve, on an advisory (non-binding) basis, the Company’s executive compensation.  The shareholders elected all six nominees for director, approved the ratification of the Plan, approved the ratification of the appointment of PricewaterhouseCoopers LLP and approved, on an advisory basis, the Company’s executive compensation.

The final voting results of the matters voted on at the Annual Meeting are set forth below:

Proposal No. 1 — Election of Directors:

Nominee for Director	For	Against	Abstain	Broker Non-Votes
Daniel E. Berce	15,423,767	2,461,473	103,277	8,030,890
David W. Faeder	16,038,294	1,845,595	104,628	8,030,890
Melinda H. McClure	16,343,144	1,567,217	78,156	8,030,890
Ralph S. Michael, III	16,412,461	1,473,600	102,456	8,030,890
Anthony P. Nader, III	15,765,775	2,139,187	83,555	8,030,890
J. Rock Tonkel, Jr.	16,736,294	1,185,141	67,082	8,030,890

Proposal No. 2 — Ratification of the Approval of the Company’s 2021 Long-Term Incentive Plan:

For	Against	Abstain	Broker Non-Votes
15,207,011	2,630,001	151,505	8,030,890

Proposal No. 3 — Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm:

For	Against	Abstain	Broker Non-Votes
24,778,473	771,364	469,570	*
*	No broker non-votes arose in connection with Proposal No. 3, due to the fact that the matter was considered “routine” under NYSE rules.

Proposal No. 4 — Advisory Vote on Executive Compensation:

For	Against	Abstain	Broker Non-Votes
12,347,199	5,431,757	209,561	8,030,890

Further information regarding these proposals is set forth in the Proxy Statement.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.
10.1	Arlington Asset Investment Corp. 2021 Long-Term Incentive Plan (filed as Annex A to the Company’s

Definitive Proxy Statement on Schedule 14A filed on April 29, 2021 and incorporated by reference herein).

10.2*	Form of Restricted Stock Award Agreement under Arlington Asset Investment Corp. 2021 Long-Term Incentive Plan.
10.3*	Form of Deferred Stock Unit Award Agreement under Arlington Asset Investment Corp. 2021 Long-Term Incentive Plan.
10.4*	Form of Performance Restricted Stock Unit Award Agreement under Arlington Asset Investment Corp. 2021 Long-Term Incentive Plan.

*Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ARLINGTON ASSET INVESTMENT CORP.
Date: June 17, 2021	By:	/s/ D. Scott Parish
	Name:	D. Scott Parish
	Title:	Senior Vice President, Chief Administrative Officer and Corporate Secretary